Exhibit 32.1

            CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

Certification of CEO

The undersigned hereby certifies that, to his knowledge (i) the foregoing Annual Report on Form 10-KSB filed by TVI Corporation. (the "Issuer") for the year ended December 31, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in that Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer on the dates and for the period presented therein


Dated March 29, 2004                                  /s/ Richard V. Priddy
                                                     ---------------------------
                                                     Richard V. Priddy
                                                     Chief Executive Officer